ZEVEX INTERNATIONAL, INC.
                           4314 South ZEVEX Park Lane
                           Salt Lake City, Utah 84123

                 NOTICE OF ANNUAL MEETING OF SHAREHOLDERS TO BE
                              HELD ON MAY 18, 2005

Dear Shareholders:

         You are cordially invited to attend the 2005 Annual Meeting (the "Annual Meeting") of the shareholders of ZEVEX International, Inc., ("ZEVEX"). The Annual Meeting will be held on May 18, 2005, at ZEVEX's corporate offices located at 4314 South ZEVEX Park Lane (670 West), Salt Lake City, Utah 84123, at 9:00 a.m., Mountain Daylight Time, to consider and vote on the following proposals:

         1. To elect Phillip L. McStotts, David B. Kaysen and Dan M. Robertson as directors of ZEVEX, to each serve a three-year term and hold office until his successor is duly elected and qualified or his earlier resignation or removal.

         2. To ratify the appointment by the Board of Directors of Ernst & Young LLP, certified public accountants, as our independent registered public accounting firm for the year ended December 31, 2005.

         3. To transact such other business as may properly come before the Annual Meeting or any adjournment of the meeting.

         These proposals are described in more detail in the Proxy Statement accompanying this Notice. Only shareholders of record at the close of business on April 14, 2005, are entitled to notice of, and to vote at, the Annual Meeting and any adjournment of the meeting.


By order of the Board of Directors


By /s/ Phillip L. McStotts
  ---------------------------------
Phillip L. McStotts, Secretary
Dated: April 18, 2005

YOUR VOTE IS VERY IMPORTANT. Whether or not you plan to attend the meeting, it is important that your shares be represented. Therefore, we urge you to sign, date, and promptly return the enclosed proxy in the enclosed postage paid envelope. Please refer to the enclosed voting form for instructions. If you attend the meeting, you will, of course, have the right to vote in person.

                            ZEVEX INTERNATIONAL, INC.
                              4314 ZEVEX PARK LANE
                           SALT LAKE CITY, UTAH 84123
                                 (801) 264-1001

                                 PROXY STATEMENT

         Our Board of Directors is soliciting proxies for our 2005 Annual Meeting of shareholders to be held at 9:00 a.m., local time on May 18, 2005, at our corporate offices located at 4314 ZEVEX Park Lane (670 West) Salt Lake City, Utah, 84123. This Proxy Statement contains important information for you to consider when voting on the proposals before the meeting. This Proxy Statement, the notice of Annual Meeting, proxy card and ZEVEX's Annual Report on Form 10-K for the year ended December 31, 2004, are being mailed to our shareholders on or about April 18, 2005.
                     FREQUENTLY ASKED QUESTIONS AND ANSWERS

Q:       Why am I receiving this Proxy Statement?

A: This Proxy Statement describes proposals on which we would like you, as a shareholder, to vote. It also gives you information on these proposals and certain other information about ZEVEX so that you can make an informed decision.

Q:       Who can vote at the Annual Meeting?

A: Shareholders who were shown on ZEVEX records as owning ZEVEX common stock at the end of business on April 14, 2005 (the record date for the meeting) may attend and vote at the Annual Meeting. There were 3,405,471 shares of ZEVEX common stock outstanding on April 14, 2005.

Q:       How many votes do I have?

A:       Each share of common  stock that you owned on the record date  entitles you to one vote on each  proposal  that is voted on by the shareholders.

Q:       What is the proxy card?

A: The proxy card enables you to appoint David McNally and Phillip McStotts as your representatives at the Annual Meeting. By completing and returning the proxy card you are authorizing Messrs. McNally and McStotts to vote your shares at the meeting, as you have instructed them on the proxy card. This way, your shares will be voted whether or not you attend the meeting. Even if you plan to attend the meeting, it is a good idea to complete and return your proxy card before the meeting date just in case your plans change.

Q:       What am I voting on?

A:       You are being asked to vote on:

         o   the election of three directors, and

         o ratification of our selection of Ernst & Young LLP as our independent registered public accounting firm.

         Later sections of this Proxy Statement give you more information on the nominees for election to our Board and our independent registered public accounting firm. We will also transact any other business that properly comes before the meeting.

Q:       How do I vote?

A: You may vote either by attending the Annual Meeting and voting in person, or you may vote by mail by completing, signing and dating your proxy card and returning it in the enclosed, postage-paid, and addressed envelope. If you mark your voting instructions on the proxy card, your shares will be voted:

         o  as you instruct, and

         o according to the best judgment of Messrs. McNally and McStotts if a proposal comes up for vote at the meeting that is not on the proxy card (our Board of Directors currently does not know of any matters to be considered at the Annual Meeting other than the proposals described above).

         If you return a signed and dated proxy card but do not provide voting instructions, your shares will be voted:

         o  for the three named nominees for directors,

         o for ratification of our selection of Ernst & Young LLP as our independent registered public accounting firm, and

         o according to the best judgment of Messrs. McNally and McStotts if a proposal comes up for a vote at the meeting that is not on the proxy card.

         If you attend the Annual Meeting, you may vote by delivering your completed proxy card in person or you may vote by completing a ballot. We will hand out written ballots at the meeting. However, if you hold your shares in street name, you must obtain a legal proxy from your stockbroker in order to vote at the meeting. Holding shares in "street name" means you hold them through a brokerage firm, bank or other nominee, and therefore the shares are not held in your individual name. We encourage you to examine your proxy card closely to make sure you are voting all of your shares in ZEVEX.

Q:       What does it mean if I receive more than one proxy card?

A:       It means that you may have  multiple  accounts at the  transfer  agent and/or with stockbrokers. Please sign and return all proxy cards to ensure that all of your shares are voted.

Q:       What if I change my vote after I return my proxy?

A:       You may revoke your proxy and change your vote at any time before the polls close at the meeting. You may do this by:

         o sending a written notice to the Secretary of ZEVEX (at the address shown on the cover page) stating that you would like to revoke your proxy of a particular date,

         o signing another proxy with a later date and returning it before the polls close at the Annual Meeting, or

         o  attending the Annual Meeting and voting in person.

Q:       Will my shares be voted if I do not sign and return my proxy card?

A: (1) If your shares are held in street name, your brokerage firm, under certain circumstances, may vote your shares. Brokerage firms have authority under the Nasdaq rules to vote customers' unvoted shares on some "routine" matters. The proposals to elect directors and ratify the appointment of our independent registered public accounting firm are routine matters. If you do not submit a proxy to vote your shares, your brokerage firm may either:

         o  vote your shares on routine matters, or

         o  leave your shares unvoted.

         If a brokerage firm entitled to vote your shares leaves those shares unvoted, it is called a "broker non-vote." A brokerage firm cannot vote customers' shares on non-routine matters without instructions from you. You may have granted to your stockbroker discretionary voting authority over your account. Your stockbroker may be able to vote your shares depending on the terms of the agreement you have with your broker. If you hold your shares in street name and you do not authorize your broker to vote on your behalf, you must obtain a legal proxy from your stockbroker in order to vote at the Annual Meeting. We encourage you to provide instructions to your broker. This ensures your shares will be voted at the meeting.

         (2) If your shares are in your name and you do not sign and return your proxy card, your shares will not be voted unless you vote in person at the meeting.

Q:       How are votes counted?

A:       You may vote:

         o either "for" each director nominee or "withhold" your vote from any one or more of the nominees, and

         o either "for," "against," or "abstain" on the selection of Ernst & Young LLP as our independent registered public accounting firm.

Q:       How many shareholders are needed either in person or by proxy to hold the Annual Meeting?

A:       To hold the Annual Meeting and conduct business,  a majority of the
ZEVEX outstanding shares entitled to vote as of April 14, 2005 must be present at the meeting. This is called a quorum. Shares are counted as present at the meeting if the shareholder either:

         o  is present in person at the meeting, or

         o  has properly submitted a proxy card.

         Broker nonvotes and other shares that are present but abstain or do not vote are counted for determining the presence of a quorum.

Q:       What will happen if a quorum is not obtained?

A: If a quorum is not present, the officer presiding over the meeting may propose one or more adjournments of the Annual Meeting to permit further solicitation of proxies. At such adjournments the proxies will continue to be valid and, once a quorum is present, shareholders will vote on the proposals described in this Proxy Statement. Messrs. McNally and McStotts will vote in favor of any such proposed adjournments.

Q:       How many votes must the nominees have to be elected as directors?

A: The three nominees receiving the highest number of "for" votes will be elected as directors, regardless of whether that number represents a majority of the votes cast. This number is called a plurality. Votes that are withheld will be excluded entirely from the vote.

Q:       What happens if nominees are unable to stand for re-election?

A: The Board may, by resolution, designate substitute nominees. If you have completed and returned your proxy, Messrs. McStotts and McNally can vote your shares for substitute nominees. They cannot vote for more than three nominees. Our Board of Directors currently has no reason to believe that any nominee will be unavailable or unwilling to serve.

Q:       How many votes are required to approve other matters that may come before the shareholders at the meeting?

A: In most circumstances, the affirmative vote of a majority of the votes cast at the Annual Meeting is required to approve other matters that may come before the shareholders at the meeting. Certain matters specified in our Certificate of Incorporation and Delaware law, however, impose other voting requirements.

Q:       Is my vote kept confidential?

A:       Proxies,  ballots and voting  tabulations  identifying  shareholders are kept confidential and will not be disclosed except as may be necessary to meet legal requirements.

Q:       Where do I find the voting results of the meeting?

A: We will announce preliminary voting results at the meeting. We will publish the final results in our quarterly report on Form 10-Q for the second quarter of 2005, which we expect to file with the Securities and Exchange Commission during August 2005.

Q:       How is ZEVEX conducting the solicitation of proxies?

A: We will primarily solicit proxies by mail. In addition, our directors, officers, and regular employees may, without additional compensation, solicit proxies by telephone, email, facsimile, or personal interviews. We will also make arrangements with banks, brokerage firms, and others to forward solicitation materials to the beneficial owners of shares held by them. We will bear the total cost of all such solicitation efforts, including reimbursement of the expenses of brokers and other nominees.

Q:       Who should I contact if I have any questions?

A: If you have any questions about the Annual Meeting or your ownership of common stock, please contact Phillip McStotts, Secretary, at the address or telephone number listed above.

                            PROPOSALS TO BE VOTED ON

1.    ELECTION OF DIRECTORS

         Nominees for re-election this year as Class III directors, for a three-year term ending in 2008, are:

                  Phillip L. McStotts
                  David B. Kaysen
                  Dan M. Robertson

         Each nominee is presently a ZEVEX director and has consented to serve a new three-year term. See the section below "Our Board of Directors" for information about these nominees and other aspects of our board of directors and management.

Recommendation of the Board of Directors

         Our Board of Directors unanimously recommends a vote "FOR" each of the nominees listed above.

2. RATIFICATION OF APPOINTMENT OF OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

         Subject to shareholder ratification, our Audit Committee has selected Ernst & Young LLP as our independent registered public accounting firm to examine our financial statements for the year ended December 31, 2005. Ernst & Young LLP has served as our independent registered public accounting firm since 1997. Although ratification of the Audit Committee's selection of Ernst & Young LLP is not required under our bylaws or other legal requirements, we are submitting the appointment of Ernst & Young LLP to the shareholders as a matter of good corporate practice. If shareholders do not ratify the appointment of Ernst & Young LLP, the Audit Committee will reconsider whether or not to retain Ernst & Young LLP. Even if shareholders ratify the selection of Ernst & Young LLP, the Audit Committee may appoint a different independent accounting firm if the Audit Committee determines it is in the best interests of ZEVEX and the shareholders to do so. We anticipate that a representative of Ernst & Young LLP will attend the meeting in order to respond to appropriate questions from shareholders and will have an opportunity to make a statement.

Audit Committee Independence

         The Audit Committee has considered the role of Ernst & Young LLP in providing us with the services described above, and has concluded that those services are compatible with their independence from management and from ZEVEX.

Recommendation of the Board of Directors

         Our Board of Directors unanimously recommends that the shareholders vote "FOR" ratification of the selection of Ernst & Young LLP as our independent registered public accounting firm.

3.    OTHER BUSINESS

         Our Board knows of no other business for consideration at the Annual Meeting. If other matters are properly presented at the meeting, or at any adjournment or postponement of the meeting, Messrs. McNally and McStotts will vote, or otherwise act, on your behalf in accordance with their judgment on such matters.

                             OUR BOARD OF DIRECTORS

         Pursuant to our Delaware Certificate of Incorporation and Bylaws, our Board of Directors has been divided into three classes, with only a single class subject to re-election each year. These three classes contain all seven of our directorships. Class II contains two directorships expiring at the annual meeting of shareholders in 2006, and Class I contains two directorships expiring at the annual meeting of shareholders in 2007. Class III contains three directorships expiring at this years Annual Meeting. At the Annual Meeting, shareholders are being asked to elect three individuals to serve as Class III directors until the 2008 annual meeting of shareholders and until their successors are duly elected and qualified or their earlier resignation or removal. Certain biographical information with respect to each of the directors, including the three nominees, is set forth below.

Current Nominees for Director

         The names of the three nominees for Class III director, their ages, the number of years they have been directors of ZEVEX and their current positions with us are provided below.

Class III Directors: - Nominees:

                                                                                                             Years as
Name                             Age    Position                                                             Director
----                             ---    --------                                                             --------
Phillip L. McStotts              47     Chief Financial Officer, Secretary and Treasurer                        18
David B. Kaysen                  54     Director                                                                4
Dan Robertson                    58     Director                                                                3


         Phillip L. McStotts is one of our founders and has served as our CFO, Secretary, and Treasurer, and as a director since our inception. He also serves as a director of our wholly-owned subsidiary, CFO, and Secretary and Treasurer of ZEVEX Inc. Mr. McStotts was an Ernst & Young Entrepreneur of the Year Finalist in 1998, and again in 1999. Mr. McStotts was a practicing CPA running his own professional corporation, Phillip L. McStotts, CPA P.C., from 1986 to 1992. Prior to starting his own firm, Mr. McStotts was employed from 1985 to 1986 as an accountant with the Salt Lake City firm of Chachas & Associates, where he was a tax manager. He has also worked in the tax departments of the regional accounting firms of Pearson, Del Prete & Company, and Petersen, Sorensen & Brough. Mr. McStotts received a Bachelor of Science Degree in Accounting from Westminster College in May 1980, and received a Master of Business Administration Degree in Taxation from Golden Gate University in May 1982.

         David B. Kaysen has been a director since November 2000. Mr. Kaysen has served since December 2002 as President, Chief Executive Officer, and Director of Diametrics Medical, Inc. a publicly traded (OTCBB: DMED.OB) manufacturer and marketer of critical care blood analysis systems that provide continuous diagnostic results at the point-of-care. From 1992 to 2002, Mr. Kaysen served as Chief Executive Officer, President, and director of Rehabilicare Inc., since renamed Compex Technologies, Inc. a publicly traded (NASDAQ: CMPX) manufacturer and marketer of electromedical rehabilitation and pain management products for clinician, home and industrial use. From 1989 to 1992, Mr. Kaysen served as Executive Vice President for Emeritus, a company that developed and marketed clinical assessment software for the nursing home industry. Mr. Kaysen also served as President and CEO of Surgidyne, Inc., which markets specialty medical and surgical products, from 1988 to 1989. From 1986 to 1988, Mr. Kaysen was Vice President of Marketing for Red Line/XVIIIB Medimart, a medical product distributor. Mr. Kaysen also served in various general management positions with American Hospital Supply Corporation from 1974 to 1986. Mr. Kaysen currently serves as a director on the Board of American Telecare, Inc., a privately held company that markets home telemedicine products and Medical CV, Inc. a publicly traded (OTCBB: MDCVU) manufacturer and marketer of mechanical heart valves. Mr. Kaysen graduated with a Bachelor of Science Degree in Business Administration from the University of Minnesota in 1972.

         Dan Robertson, has been a director since April 2002. Mr. Robertson is a Managing Director of Insurance Offices of America, where he has been responsible for managing reinsurance relationships and risk sharing programs since 2001. From 1997 to 2001, Mr. Robertson was Senior Vice President of Protegrity Services Inc., where he developed comprehensive insurance products and underwriting programs with national carriers and reinsurers. From 1992 to 1997, Mr. Robertson was President of Berkley Risk Managers, a full service risk management company within the W.R. Berkley Group. Prior to 1992, Mr. Robertson was Field Operations Vice-President in charge of CIGNA Corporation's network of workers compensation claim-management centers. Mr. Robertson graduated with a Bachelor of Science Degree in Psychology from Arizona State University in 1970.

Class I Directors
                                                                       Years as
Name                             Age    Position                       Director
----                             ---    --------                       --------
John T. Lemley                   61     Chairman                           2
Richard L. Shanaman              69     Director                           2

         John T. Lemley has been Chairman since January 2005 and served as a director since February 2003. From 1999 to 2001 Mr. Lemley served as Executive Vice President and Chief Financial Officer of emWare Inc. a privately held supplier in the emerging market for device-networking solutions. From 1995 to 1999, Mr. Lemley served as Vice President and Chief Financial Officer of Evans & Sutherland Computer Corporation, a leading supplier of 3-D graphic technology for aerospace defense, simulation applications, and high performance NT workstation markets. From 1994 to 1995, Mr. Lemley served as Sr. Vice President and Chief Financial Officer of Megahertz Holding Corporation, a publicly traded manufacturer of data and fax modems for portable computer that was acquired by U.S. Robotics, Inc. in 1995. From 1990 to 1994, Mr. Lemley served as Vice President, Corporate Controller and Acting Chief Financial Officer for Medtronic, Inc. (NYSE: MDT) the world's leading producer of medical devices. From 1973 to 1990, Mr. Lemley served in various financial management positions for Hewlett Packard Company. Mr. Lemley graduated with a Bachelor of Science Degree in Civil Engineering from the University of California, Berkeley in 1965, and an MBA in Finance from the University of Oregon in 1967.

         Richard L. Shanaman, has been a director since February 2003. Mr. Shanaman is retired. From 1987 to 2003, Mr. Shanaman served as a Director of Lombard Investments, a San Francisco, California-based Private Equity fund with $1.2 billion under management. Mr. Shanaman is highly regarded in business circles throughout the Western United States as the founder of the first venture capital fund in Utah, Utah Ventures, where he served as both General and Limited Partner. From 1978 to 1983 Mr. Shanaman served as Vice-Chair, Chief Financial Officer and Treasurer of American Stores, a NYSE company, prior to its merger with Albertsons. Mr. Shanaman also currently serves as a director of TruVision, a privately held company that markets vision care services through health plans nationwide and Western Electronics, a tier II contract manufacturer. Mr. Shanaman graduated with a Bachelor of Science Degree in Economics from Dartmouth College in 1958, and a Degree in Credit and Finance Management from Stanford University in 1969.

Class II Directors:

                                                                                                             Years as
Name                             Age    Position                                                             Director
----                             ---    --------                                                             --------
David J. McNally                 43     Chief Executive Officer, President and Director                         18
Bradly Oldroyd                   47     Director                                                                14


         David J. McNally is one of our founders and has served as our Chief Executive Officer and President since September 2000. Mr. McNally also served as Chairman from September 2000 to January 2005. Prior to September 2000, Mr. McNally served as our Executive Vice President and as a director since our inception in 1986. He also serves as CEO and director of our wholly-owned subsidiary, ZEVEX Inc. Mr. McNally was an Ernst & Young Entrepreneur of the Year Finalist in 1998, and again in 1999. Prior to joining us, he was employed by EDO Corporation in Salt Lake City, Utah as a marketing manager from 1985 to 1987. From 1984 to 1985, Mr. McNally was employed by Physical Acoustics Corporation, a Princeton, New Jersey based manufacturer of acoustic testing systems, as its regional sales manager for the Southeastern United States. From 1983 to 1984, he was employed by Hercules, Inc., in Magna, Utah, as an advanced methods development engineer. Mr. McNally received a Bachelor of Science Degree in Mechanical Engineering from Lafayette College in May 1983 and an Executive Master of Business Administration Degree from the University of Utah in June 1992.

         Bradly A. Oldroyd has been a director since October 1991. He is the founder and principal shareholder of Pinnacle Management Group, a Salt Lake City-based personnel services firm, serving as its President since 1986. Mr. Oldroyd is also the founder and CEO of TeamONE Food and Fuel Centers, a Salt Lake City-based petroleum and convenience goods retailer. He is also a member of the faculty of the University of Phoenix campus in Salt Lake City, where he teaches management and marketing courses in undergraduate and graduate programs. Mr. Oldroyd received a Bachelor of Science degree in Marketing from Utah State University in 1981 and a Master of Business Administration Degree from the University of Utah in 1982.

                              CORPORATE GOVERNANCE

         Our Charter of the Nominating/Corporate Governance Committee states that the committee shall be independent in accordance with the rules of the Nasdaq National Market, provide assistance to the Board of Directors in fulfilling its responsibility to the shareholders, potential shareholders, and investment community by identifying individuals qualified to become directors and selecting, or recommending that the Board of Directors select candidates for all directorships to be filled by the Board of Directors, and determine whether members of the Board of Directors should stand for re-election. The nominees for director are such that immediately after the election of the nominees to the Board of Directors, a majority of all directors holding office will be Independent Directors. The Board has determined that all directors and nominees are Independent Directors, except for David J. McNally and Phillip L. McStotts.

Meetings of the Board of Directors and its Committees

         The Board of Directors held nine (9) meetings during the last fiscal year. Each director attended at least 75% of the Board meetings held during the period for which he was a director in 2004. The Audit Committee held a total of eight (8) meetings during 2004, the Nominating/Corporate Governance Committee and Compensation Committee each held one (1) meeting during 2004. Each member of these committees attended at least 75% of the meetings of those committees held during 2004.

Committees of the Board of Directors

         Our Board of Directors has three committees, the Audit Committee, Nominating/Corporate Governance Committee, and the Compensation Committee.

         Audit Committee. The members of our Audit Committee are Richard L. Shanaman, David B. Kaysen, Bradly A. Oldroyd (since December 2004), and John T. Lemley (until December 2004). The Audit Committee operates in accordance with an Audit Committee Charter, a copy of which is available on our website at www.zevex.com. The Audit Committee is authorized to review proposals of ZEVEX's independent registered public accounting firm regarding annual audits, recommend the engagement or discharge of ZEVEX's registered public accounting firm, review recommendations of such independent registered public accounting firm concerning accounting principles and the adequacy of internal controls and accounting procedures and practices, review the scope of the annual audit, approve or disprove each professional service or type of service other than standard auditing services to be provided by the independent registered public accounting firm, and review and discuss the audited financial statements with the independent registered public accounting firm. In the Audit Committee Charter, the Audit Committee has the sole authority to approve the non-audit services of the independent registered public accounting firm. Each of the members of the Audit Committee is independent under Rule 4200(a)(15) of the listing standards of the National Association of Securities Dealers (the "NASD") and as that term is used in Section 10A(m)(3) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). All Audit Committee members satisfy NASD Rule 4350(d)(2)(A) regarding fundamental understanding of financial statements. The Board of Directors has determined that both Messrs. Lemley and Shanaman are the Audit Committee's financial expert as defined in Item 401 of Regulation S-K promulgated under the Securities Act of 1933, as amended, and the Exchange Act. The Board of Directors believes the cumulative financial sophistication and experience of the Audit Committee members allow the Committee to perform its role effectively, given the nature of the Company's current activities. The Audit Committee held eight (8) meetings during 2004. The Audit Committee approves all non-audit services by the independent registered public accounting firm.

Audit Committee Independence

         Our Audit Committee has adopted a policy and procedures requiring its pre-approval of all non-audit (including tax) services performed by the independent registered public accounting firm in order to assure that these services do not impair the independent registered public accounting firm's independence. Management must obtain the specific prior approval of the Audit Committee for each engagement of the independent registered public accounting firm to perform audit-related or non-audit services.

         Any approval required under the policy must be given by the Audit Committee or by any member or members to whom the Committee has delegated that authority. The Audit Committee does not delegate its responsibility to approve services performed by the independent registered public accounting firm to any member of management.

         The standard applied by the Audit Committee in determining whether to grant approval of any type of non-audit service, or of any specific engagement to perform a non-audit service, is whether the services to be performed, the compensation to be paid therefore and other related factors are consistent with the independent registered public accounting firm's independence under guidelines of the Securities and Exchange Commission and applicable professional standards. Relevant considerations include whether the work product is likely to be subject to, or implicated in, audit procedures during the audit of our financial statements, whether the independent registered public accounting firm would be functioning in the role of management or in an advocacy role, whether the independent registered public accounting firm's performance of the service would enhance our ability to manage or control risk or improve audit quality, whether such performance would increase efficiency because of the independent registered public accounting firm's familiarity with our business, personnel, culture, systems, risk profile and other factors, and whether the amount of fees involved, or the proportion of the total fees payable to the independent registered public accounting firm in the period that is for non-audit services, would tend to reduce the independent registered public accounting firm's ability to exercise independent judgment in performing the audit.

         All of the non-audit services rendered by Ernst & Young LLP in respect of the 2004 and 2003 fiscal years were pre-approved by the Audit Committee in accordance with this policy.

         After reporting on these fees and services, Ernst & Young LLP informed the company that they are not aware of any relationship with the Company that, in their professional judgment, may reasonably be thought to bear on the independence of Ernst & Young LLP.

         Nominating/Corporate Governance Committee. The Nominating/Corporate Governance Committee operates under a written charter adopted by the Board of Directors, a copy of which is available on our website at www.zevex.com. The Nominating/Corporate Governance Committee of the Board of Directors is responsible for identifying and nominating candidates for membership on the Board of Directors and establishing governance policies for the Board and management. The members of our Nominating/Corporate Governance Committee are David B. Kaysen, Bradly A. Oldroyd, Dan Robertson, John T. Lemley, and Richard
L. Shanaman. The Nominating/Corporate Governance Committee held one (1) meeting during 2004 as part of a regularly scheduled Board of Directors meeting.

         The Nominating/Corporate Governance Committee may seek new nominees for election to the Board of Directors, when necessary, through a variety of channels, including the engagement of director search firms and less formal recommendations through business and personal contacts. Director search firms engaged by the Company would be paid a retainer fee to identify and screen candidates meeting specifications established by the Committee for a particular Board nominee search. Such specifications will change from one search to another based on the Committee's determination of the needs of Board composition at the time a particular search is initiated.

         The Nominating/Corporate Governance Committee will evaluate any candidate recommended for nomination as a director, whether proposed by a stockholder or identified through the Committee's own search processes, about whom it is provided appropriate information. In evaluating a candidate, the Committee must, at a minimum, determine that the candidate is capable of discharging his or her fiduciary duties to the stockholders of the Company. The Committee will determine whether the particular nomination would be consistent with ZEVEX's governance policies.

         If a candidate is presented to the Nominating/Corporate Governance Committee at a time when it has established specifications for a particular Board search, the Committee will consider whether the candidate satisfies the established specifications. More generally, the Committee will consider a candidate's skills, character, leadership experience, business experience and judgment, and familiarity with relevant industry, national and international issues in light of the backgrounds, skills, and characteristics of the current Board and the needs of the Company's business. Finally, the Committee must consider whether a nominee (in conjunction with the existing Board members) will assist the Company in meeting the requirements of the Sarbanes Oxley Act of 2002, the rules of the Securities and Exchange Commission, the NASD listing standards, and the Internal Revenue Code regarding the independence, sophistication and skills of the members of the Board of Directors and the Audit, Compensation and Nominating/Corporate Governance Committees.

         In order to recommend a candidate for consideration by the Nominating/Corporate Governance Committee, a stockholder must provide the Committee with the candidate's name, background, and relationship with the proposing stockholder, a brief statement outlining the reasons the candidate would be an effective director of ZEVEX and information relevant to the considerations described above. Such information should be sent to the Nominating/Corporate Governance Committee of ZEXEX International, Inc., 4314 ZEVEX Park Lane, Salt Lake City, Utah 84123, Attn: Corporate Secretary. In order for a director candidate recommended by a shareholder to be considered for nomination for election as a director at the Company's annual meeting of shareholders to be held in 2006, the recommendation must be received in accordance with the requirements for other shareholder proposals. See "Shareholder Proposals." The Committee may require further information.

         Compensation Committee. The Compensation Committee operates under a written charter adopted by the Board of Directors, a copy of which is also available on our website at www.zevex.com. The Compensation Committee has general supervisory power over, and the power to grant awards under, the Company's equity compensation plans. In addition, the Compensation Committee recommends to the Board the compensation of the Company's President and Chief Executive Officer, reviews and takes action on the recommendations of the President and Chief Executive Officer as to the compensation of the Company's other officers and key personnel, approves the grants of any bonuses to officers and reviews other compensation matters generally. The Compensation Committee held one (1) meeting during 2004. The current members of the Compensation Committee are David B. Kaysen, Bradly A. Oldroyd, and Dan Robertson. Each of the members of the Compensation Committee is independent under Rule 4200(a)(15) of the listing standards of the NASD and as that term is used in Section 10A(m)(3) of the Exchange Act.

Shareholder Communication with Directors

         The Board of Directors has established a process by which interested shareholders may communicate with the Board as follows:

                  Any shareholder desiring to communicate with Board of Directors or one or more Directors may do so by sending a letter addressed to the Board or to any one or more Directors in and envelope clearly marked "shareholder communication" in care of:

                  Corporate Secretary
                  ZEVEX International, Inc.
                  4314 ZEVEX Park Lane
                  Salt Lake City, Utah 84123

         The Office of the Corporate Secretary will receive the correspondence and forward to the appropriate committee or to any individual director or directors to whom the communication is directed, unless the communication is unduly hostile, threatening, illegal, does not reasonably relate to ZEVEX International or its business, or is similarly inappropriate. The Office of the Corporate Secretary has the authority to discard or disregard any inappropriate communications or to take other appropriate actions with respect to any such inappropriate communications.

Other Corporate Governance Policies

         Code of Ethics. The board of directors has adopted a Code of Ethics for its officers and directors ("Code of Ethics for Officers and Directors"). We also have adopted a Code of Ethics for our non-officer employees ("Code of Ethics for Non-Officer Employees"). The Code of Ethics for Officers and Directors, and the Code of Ethics for Non-Officer Employees meets the requirements of the Exchange Act and NASD. A copy of these Codes of Ethics can be found on our web site at www.zevex.com. Please note that none of the information on the Company's website is incorporated by reference in this Proxy Statement.

         Committee Authority to Retain Independent Advisors. Each of the Audit, Compensation, and Nominating/Corporate Governance Committee has the authority to retain independent advisors and consultants, with all fees and expenses to be paid by the Company.

         Whistleblower Procedures. The Audit Committee has established procedures for (1) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and (2) the confidential and anonymous submission by the Company's employees of concerns regarding questionable accounting or auditing matters. These procedures are available on the Company's website at www.zevex.com.

         Directors Attendance at Annual Meeting of Shareholders. The Board of Directors has established a policy that all directors shall make reasonable efforts to attend the Annual Meeting of the Company's Shareholders.

                               EXECUTIVE OFFICERS

         Our executive officers are:

       Name                                     Position
       David J. McNally                         Chief Executive Officer and President
       Phillip L. McStotts                      Chief Financial Officer and Secretary/Treasurer


         For the biographies of Messrs. McNally and McStotts, see "Our Board of Directors" above. Executive officers serve at the pleasure of the Board of Directors.

                COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

Compensation of Directors

         We pay each director who is not an employee of ZEVEX or its subsidiaries a director's fee of $4,000 per quarter and a committee member fee of $1,000 per year for each committee on which the director serves, with the exception of the Audit Committee where a committee member fee is $2,000 per year. Additionally, the director who serves as the Audit Committee Chair receives an additional fee of $1,500 annually. Each director is also granted 10,000 stock options upon first being elected to the board, with 25% vesting on an annual basis over four years, in addition to being granted 10,000 stock options annually, which vest one year after issue, while a member of the Board of Directors. Although we may also issue stock options to directors who are employees for their service as directors, these employee directors currently receive no additional compensation for serving as directors or for attending meetings of directors or shareholders.

Compensation of Executive Officers

         The following table sets forth for the years ended December 31, 2004, 2003 and 2002 certain compensation awarded, earned or paid by ZEVEX to its Chief Executive Officer and Chief Financial Officer of the Company who served in such capacities as of December 31, 2004 and who received in excess of $100,000 for services rendered to the Company (the "Named Executive Officers").

SUMMARY COMPENSATION TABLE

--------------------------- ------ ---------- --------- ---------- -------------------------------------------
                                                                             Long Term Compensation
--------------------------- ------ ---------- --------- ---------- -------------------------------------------
--------------------------- -------------------------------------- ---------------------- ---------- ---------
                       Annual Compensation Awards Payouts
--------------------------- -------------------------------------- ---------------------- ---------- ---------
--------------------------- ------ ---------- --------- ---------- ---------- ----------- ---------- ---------
           (a)               (b)      (c)       (d)        (e)        (f)        (g)         (h)       (i)
--------------------------- ------ ---------- --------- ---------- ---------- ----------- ---------- ---------
--------------------------- ------ ---------- --------- ---------- ---------- ----------- ---------- ---------
                                                          Other    Restricted Securities               All
--------------------------- ------ ---------- --------- ---------- ---------- ----------- ---------- ---------
--------------------------- ------ ---------- --------- ---------- ---------- ----------- ---------- ---------
Name and                                                 Annual      Stock    Underlying    LTIP      Other
--------------------------- ------ ---------- --------- ---------- ---------- ----------- ---------- ---------
--------------------------- ------ ---------- --------- ---------- ---------- ----------- ---------- ---------
Principal Position          Year    Salary     Bonus      Comp.     Awards     Options     Payouts    Comp.
------------------          ----    ------     -----      -----     ------     -------     -------    -----
--------------------------- ------ ---------- --------- ---------- ---------- ----------- ---------- ---------
--------------------------- ------ ---------- --------- ---------- ---------- ----------- ---------- ---------
David J. McNally            2004   $200,022         $0      0          0         100,000      0      $6,500(*)
--------------------------- ------ ---------- --------- ---------- ---------- ----------- ---------- ---------
--------------------------- ------ ---------- --------- ---------- ---------- ----------- ---------- ---------
Chief Executive Officer     2003   $203,639         $0      0          0          20,000      0      $5,118(*)
--------------------------- ------ ---------- --------- ---------- ---------- ----------- ---------- ---------
--------------------------- ------ ---------- --------- ---------- ---------- ----------- ---------- ---------
and President               2002   $194,543         $0      0          0          40,000      0      $4,161(*)
--------------------------- ------ ---------- --------- ---------- ---------- ----------- ---------- ---------
--------------------------- ------ ---------- --------- ---------- ---------- ----------- ---------- ---------

--------------------------- ------ ---------- --------- ---------- ---------- ----------- ---------- ---------
--------------------------- ------ ---------- --------- ---------- ---------- ----------- ---------- ---------
Phillip L. McStotts         2004   $178,398         $0      0          0          80,000      0      $6,500(*)
--------------------------- ------ ---------- --------- ---------- ---------- ----------- ---------- ---------
--------------------------- ------ ---------- --------- ---------- ---------- ----------- ---------- ---------
Chief Financial Officer     2003   $177,184         $0      0          0          20,000      0      $5,118(*)
--------------------------- ------ ---------- --------- ---------- ---------- ----------- ---------- ---------
--------------------------- ------ ---------- --------- ---------- ---------- ----------- ---------- ---------
Secretary/Treasurer         2002   $172,030    $15,000      0          0          40,000      0      $4,161(*)
--------------------------- ------ ---------- --------- ---------- ---------- ----------- ---------- ---------

(*) Represents the amount we paid as a contribution to the ZEVEX 401(k) Pension and Profit Sharing Plan on the officer's behalf.

The following table sets forth certain information relating to options granted in 2004 to named executive officers to purchase shares of our common stock under the ZEVEX Stock Option Plan.

OPTIONS GRANTS IN LAST FISCAL YEAR




                             Individual Grants

                                       Percent Of
                         Number Of       Total
                         Securities     Options/
                         Underlying       SARs                                     Potential Realizable Value
                          Options/     Granted To                                  At Assumed Annual Rate
                            SARs       Employees     Exercise Or                Of Stock Price Appreciation
                          Granted      In Fiscal     Base Price    Expiration         For Option Term
         Name               (#)           Year         ($/Sh)         Date         5% ($)        10% ($)
         (a)                (b)           (c)            (d)           (e)          (f)            (g)
----------------------- ------------- ------------- -------------- ------------ ------------- ---------------
----------------------- ------------- ------------- -------------- ------------ ------------- ---------------
David J. McNally          100,000        22.52%         $3.59       2/6/2011      $146,149       $340,589
Phillip L. McStotts        80,000        18.02%         $3.59       2/6/2011      $116,919       $272,472


Effective February 6, 2004, the Compensation Committee approved the grant of Common Stock purchase options for 100,000 shares to Mr. McNally and for 80,000 shares to Mr. McStotts. The options vest over a period of four years. The options are exercisable at $3.59 per share.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND YEAR-END OPTION VALUES

The following table sets forth the options exercised during the year ended December 31, 2004 by each executive officer of ZEVEX and the value of options held by such persons at such year-end.


                                                                                 Value of
                                                        Number of                Unexercised
                                                        Unexercised              In-the-Money
                                                        Options at               Options at
                           Shares                       FY-End                   FY-End
Name and                   Acquired     Value           Exercisable/             Exercisable/
Principal Position       or Exercised  Realized        Unexercisable            Unexercisable
David J. McNally
Chief Executive Officer          0           0          71,250/158,750           $35,000/$130,000

Phillip L. McStotts
Secretary/Treasurer              0           0          71,250/138,750           $35,000/$115,800


Of the unexercised options listed above for each of Messrs. McNally and McStotts, 30,000 were granted effective on January 1, 1999 and expire on January 7, 2008. The exercise price on such options is $5.00. Of the unexercised options listed above for each of Messrs. McNally and McStotts, 40,000 were granted effective on November 27, 2000 and expire on November 27, 2007. The exercise price on such options is $4.75. Of the unexercised options listed above for each of Messrs. McNally and McStotts, 40,000 were granted effective on January 17, 2002 and expire on January 17, 2009. The exercise price on such options is $3.15. Of the unexercised options listed above for each of Messrs. McNally and McStotts, 20,000 were granted effective on January 3, 2003 and expire on January 3, 2010. The exercise price on such options is $1.90. Of the unexercised options listed above for Mr. McNally, 100,000 were granted effective on February 6, 2004 and expire on February 6, 2011. Of the unexercised options listed above for Mr. McStotts, 80,000 were granted effective on February 6, 2004 and expire on February 6, 2011. The exercise price on such options is $3.59. The value of the unexercised options was determined by reference to the closing sales price for ZEVEX's Common Stock on the NASDAQ Stock Market as of December 31, 2004, which was $4.30.

          TERMINATION OF EMPLOYMENT AND CHANGE-OF-CONTROL ARRANGEMENTS

         We do not have any employment agreements with our executive officers. We have entered into Executive Severance Package Agreements with Messrs. McNally and McStotts that provide for certain benefits to be paid to them under circumstances following a "change-in-control" (as defined by the Executive Severance Package Agreement). In the event that ZEVEX experiences a change-in-control and the executive is terminated without "cause", or if he is "constructively terminated" within eighteen months following a change-in-control, or a relocation of the executive's principal office of more than 50 miles is required, the executive will receive the following benefits:

(a) Mr. McNally: (i) a severance payment equal to 24 months of his current salary and annual bonus; (ii) the full acceleration of the vesting of his options; (iii) in the event that the severance triggers a non-deductible excise tax under Section 280G of the Internal Revenue Code, the severance shall be reduced to a level that will not trigger the excise tax; and (iv) one-third of the severance is future compensation for a non-compete obligation.

(b) Mr. McStotts: (i) a severance payment equal to 18 months of his current salary and annual bonus; (ii) the full acceleration of the vesting of his options; (iii) in the event that the severance triggers a non-deductible excise tax under Section 280G of the Internal Revenue Code, the severance shall be reduced to a level that will not trigger the excise tax; and (iv) one-third of the severance is future compensation for a non-compete obligation.

           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         The members of the Compensation Committee of our Board are Bradly A. Oldroyd, David B. Kaysen, and Dan Robertson. No member of our Board's Compensation Committee is or was formerly an officer or an employee of ZEVEX. No interlocking relationship exists between our Board and its Compensation Committee and the board of directors or compensation committee of any other company during 2004.

                      REPORT OF THE COMPENSATION COMMITTEE

         Our Compensation Committee has provided the following report on the compensation of the executive officers including our Chief Executive Officer and the relationship of our performance to executive compensation.

                          Compensation Committee Report

         The Compensation Committee of the Board of Directors reviews and approves salaries, bonuses, and other benefits payable to our officers. The Compensation Committee is composed of Mr. Bradly A. Oldroyd, Mr. David B. Kaysen, and Mr. Dan Robertson, all independent, non-employee directors.

         The goals of the Compensation Committee in establishing compensation for executive officers are to align executive compensation with business objectives and performance and to enable us to attract, retain and reward executive officers who contribute to the long-term success of ZEVEX. The compensation policies and programs utilized by the Compensation Committee and endorsed by the Board of Directors generally consist of the following:

i. Recommending executive officer total compensation in relation to ZEVEX's performance;

ii. Providing a competitive compensation program in order to attract, motivate and retain qualified personnel;

iii. Providing a management tool for focusing and directing the energies of the ZEVEX's executives toward achieving individual and corporate objectives; and

iv. Providing long-term incentive compensation in the form of annual stock option awards and performance-based stock option awards to link individual success to that of ZEVEX.

         Our executive compensation consists of three components: base salary, annual incentive compensation in the form of cash bonuses and stock options, each of which is intended to complement the others and, together, to satisfy ZEVEX's compensation objectives. The Compensation Committee's policies with respect to each of the three components are discussed below:

         Base Salary. The Compensation Committee considers several factors in determining base salaries for our two executive officers, including industry averages for comparative positions, responsibilities of the executive officers, length of service with ZEVEX, and corporate and individual performance. Such factors are applied by the Compensation Committee on a subjective basis and without application of set criteria. The industry averages are derived from ZEVEX's peer group, as well as wage surveys based on regional and local companies of similar size and employee base. Also, the Compensation Committee believes that ZEVEX's most direct competitors for executive talent are not necessarily all of the companies that would be included in a peer group established to compare shareholder returns. Thus, the industry averages used by the Committee are not entirely derived from the same peer group as used in the Comparison of Five Year Cumulative Total Return graph included in this Proxy Statement.

         Cash Bonuses. Cash bonuses paid to our two executive officers are based on performance objectives against the Company's goals that are established at the beginning of the year. These goals include financial goals based on objective standards such as annual percentage revenue growth and annual percentage net income growth, as well as non-financial strategic goals that improve the loner-term capabilities of the Company. Mr. McNally and Mr. McStotts were not awarded a cash bonus in the 2004 fiscal year for specific financial or non-financial objectives for performance in the prior year.

         Stock Options. Stock options provide additional incentives to our two executive officers to maximize long-term shareholder value. The options that have been granted vest over a defined period to encourage these officers to continue their employment with ZEVEX. ZEVEX also grants stock options to many employees, commensurate with their potential contributions to ZEVEX. Such factors are applied on a subjective basis by the Compensation Committee and without use of specific objectives or formulas. Mr. McNally was granted 100,000 stock options effective February 6, 2004 that expire on February 6, 2011. The exercise price on such options is $3.59. Mr. McStotts was granted 80,000 stock options effective February 6, 2004 that expire on February 6, 2011. The exercise price on such options is $3.59.

         Chief Executive Officer Compensation. David J. McNally has been the Chief Executive Officer of ZEVEX since September 1, 2000. For fiscal year 2004, Mr. McNally received base salary compensation consisting of a salary of $200,022, based upon industry averages for comparative positions, responsibilities, length of service and corporate and individual performance, and was granted 100,000 stock options effective February 6, 2004.

 Section 162(m) of the Internal Revenue Code Limitations on Executive
Compensation

In 1993, Section 162(m) was added to the United States Internal Revenue Code of 1986, as amended. Section 162(m) may limit our ability to deduct for United States federal income tax purposes compensation in excess of $1,000,000 paid to our Chief Executive Officer and our four other highest paid executive officers in any one fiscal year. None of our executive officers received any such compensation in excess of this limit during fiscal year 2004.

COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

Bradly A. Oldroyd, Compensation Committee Chair
David B. Kaysen, Compensation Committee Member
Dan Robertson, Compensation Committee Member

                          REPORT OF THE AUDIT COMMITTEE

         The following report describes the activities of our Audit Committee with respect to its oversight of our financial reporting and auditing process. The report shall not be deemed to be "filed" as part of this Proxy Statement of any future report that we may file with the Securities and Exchange Commission for the purpose of any liability with respect thereto.

                             Audit Committee Report

The Audit Committee oversees the Company's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process. The Company's independent registered public accounting firm is responsible for expressing an opinion on the conformity of our audited financial statements to U.S. generally accepted accounting principles.

In this context, the Audit Committee has reviewed and discussed with management and the independent registered public accounting firm the audited financial statements. The Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees). In addition, the Audit Committee has received from the independent registered public accounting firm the written disclosures and letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and discussed with them their independence from the Company and its management. In addition, the Audit Committee has considered whether the independent registered public accounting firm's provision of non-audit services to the Company is compatible with the independent registered public accounting firm's independence.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board has approved, that the audited financial statements be included in the Company's Annual Report on SEC Form 10-K for the year ended December 31, 2004, for filing with the Securities and Exchange Commission.

Submitted by the Audit Committee:

Richard L. Shanaman, Audit Committee Chair
David B. Kaysen, Audit Committee Member
Bradly A. Oldroyd, Audit Committee Member (since December 2004)
John T Lemley, Audit Committee Chair (until December 2004)

INDEPENDENT PUBLIC ACCOUNTANT

During 2004 and 2003, Ernst & Young LLP audited the Company's annual consolidated financial statements, reviewed the Company's quarterly consolidated financial statements, and also provided other audit services to us in connection with Securities and Exchange Commission filings, and various tax related services. We anticipate that a representative of Ernst & Young LLP will attend but not make a statement at the meeting, but will respond to appropriate questions from shareholders.

A summary of these fees is set forth in the following table.

Fees Paid to our Independent Registered Public Accounting Firm

Service provided                                   2004                   2003
----------------                                   ----                   ----
Audit fees                                     $137,502               $111,000
Audit-related fees                                    0                      0
Tax fees                                         4,715                       0
All other fees                                        0                      0

In accordance with our Audit Committee Charter, the Audit Committee approves in advance any and all audit services, including audit engagement fees and terms, and non-audit services provided to us by our independent registered public accounting firm (subject to the de minimus exception for non-audit services contained in Section 10A(i)(1)(B) of the Securities Exchange Act of 1934, as amended), all as required by applicable law or listing standards. The independent registered public accounting firm and our management are required to periodically report to the Audit Committee the extent of services provided by the independent registered public accounting firm and the fees associated with these services.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth certain information regarding beneficial ownership of ZEVEX's Common Stock (par value $0.001) as of April 5, 2005, by (i) each person (or group of affiliated persons) known to us to beneficially own more than 5% of the outstanding shares of ZEVEX's Common Stock, (ii) each of our directors and executive officers, and (iii) all of our executive officers and directors as a group. As of such date, we had a total of 3,400,964 shares of Common Stock outstanding. Unless indicated otherwise, the address for each officer, director and 5% shareholder is c/o ZEVEX International, Inc., 4314 ZEVEX Park Lane, Salt Lake City, Utah 84123.


                                                      Number of              Percent
 Name                                               Shares Owned            Of Class(1)
 ----------------                                   ------------            -----------

David J. McNally(2)                                    353,448                 10.1%

Wedbush, Inc.(3)                                       287,002                  8.4%

Phillip L. McStotts (4)                                255,650                  7.3%

Henry Partners L.P. (5)                                175,200                  5.2%

Bradly A. Oldroyd(6)                                   44,500                   1.3%

John T. Lemley(7)                                      34,507                   1.0%

David B. Kaysen(8)                                     25,000                      *

Dan M. Robertson(9)                                    17,500                      *

Richard L. Shanaman(10)                                17,000                      *

All Officers and Directors
As a Group (2) (4) (6) (7) (8) (9) (10)                747,605                 20.0%

*Less than 1%

(1) For purposes of the table, "beneficial ownership" includes stock that a shareholder has the right to acquire pursuant to options or rights of conversion within 60 days of March 15, 2005. The percentage ownership for each shareholder is calculated assuming that all the stock that could be so acquired by that shareholder within 60 days, by option exercise or otherwise, has in fact been acquired and that no other shareholder has exercised a similar right to acquire additional shares. Except as indicated otherwise below, the shareholder named in the table has sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them, subject to applicable community property laws.

(2) Chief Executive Officer, President and Director. Includes 240,198 shares of Common Stock held directly, 111,250 shares of Common Stock issuable upon exercise of options held by Mr. McNally that are currently exercisable or will become exercisable within 60 days, and 2,000 shares held by Mr. McNally as custodian for his child. Excludes 118,750 shares of Common Stock issuable upon exercise of options held by Mr. McNally that are not currently exercisable and will not become exercisable within 60 days.

(3) This information is based on Schedule 13G filed January 28, 2005, with the SEC by Wedbush, Inc., a California Corporation, and certain of its affiliates. Includes 139,272 of such shares of Common Stock held by Wedbush, Inc., 65,450 shares of Common Stock held by Edward W. Wedbush, and 33,700 shares of Common Stock held by Wedbush Morgan Securities, Inc. Edward W. Wedbush is the Chairman of Wedbush, Inc. and owns a majority of the outstanding shares of Wedbush, Inc. Edward W. Wedbush is the President and Chief Executive Officer of Wedbush Morgan Securities, Inc. Wedbush, Inc. owns a majority of the outstanding shares of Wedbush Morgan Securities, Inc. Accordingly, Edward W. Wedbush may be deemed the beneficial owner of the ZEVEX Common Stock owned by Wedbush, Inc. However, beneficial ownership of the ZEVEX Common Stock is disclaimed by Edward W. Wedbush.

(4) Chief Financial Officer, Secretary, Treasurer, and director. Includes 149,400 shares of Common Stock held directly and 106,250 shares of Common Stock issuable upon exercise of options held by Mr. McStotts that are currently exercisable or will become exercisable within 60 days. Excludes 103,750 shares of Common Stock issuable upon exercise of options held by Mr. McStotts that are not currently exercisable and will not become exercisable within 60 days.

(5) This information is based on Schedule 13G filed January 10, 2005, with the SEC by Henry Partners, L.P., Matthew Partners, L.P., and The Coast Fund, L.P. Henry Partners, L.P. and Matthew Partners, L.P. are beneficial holders, in the aggregate, of 105,700 shares of common stock of the Issuer, or approximately 3.1% of the total number of shares of common stock outstanding. Henry Investment Trust, L.P. ("HIT") is the General Partner of each of Henry Partners, L.P. and Matthew Partners, L.P. David W. Wright is the investment manager of each of Henry Partners, L.P. and Matthew Partners, L.P. and is the President of the General Partner of Henry Partners, L.P. and Matthew Partners, L.P. Investment decisions made on behalf of Henry Partners, L.P. and Matthew Partners, L.P. are made primarily through their General Partner and David W. Wright. HIT is also the manager of an account under an agreement with The Coast Fund, L.P. ("Coast") and Coast's investment adviser, Coast Asset Management, L.P. ("CAM"), to which Coast has contributed assets. The account holds 69,500 shares of common stock of the Issuer, or approximately 2.0% of the total number of shares of common stock outstanding. HIT has sole voting power over the shares held in the account and shares dispositive power over the shares held in the account with Coast or designees of Coast or CAM

(6) Director. Includes 44,500 shares of Common Stock issuable upon exercise of options held by Mr. Oldroyd that are currently exercisable or will become exercisable within 60 days. Excludes 10,000 shares of Common Stock issuable upon exercise of options held by Mr. Oldroyd that are not currently exercisable and will not become exercisable within 60 days.

(7) Chairman of the Board. Includes 19,507 shares of Common Stock held directly and 15,000 shares of Common Stock issuable upon exercise of options held by Mr. Lemley that are currently exercisable or will become exercisable within 60 days. Excludes 15,000 shares of Common Stock issuable upon exercise of options held by Mr. Lemley that are not currently exercisable and will not become exercisable within 60 days.

(8) Director. Includes 25,000 shares of Common Stock issuable upon exercise of options held by Mr. Kaysen that are currently exercisable or will become exercisable within 60 days. Excludes 10,000 shares of Common Stock issuable upon exercise of options held by Mr. Kaysen that are not currently exercisable and will not become exercisable within 60 days.

(9) Director. Includes 17,500 shares of Common Stock issuable upon exercise of options held by Mr. Robertson that are currently exercisable or will become exercisable within 60 days. Excludes 12,500 shares of Common Stock issuable upon exercise of options held by Mr. Robertson that are not currently exercisable and will not become exercisable within 60 days.

(10) Director. Includes 2,000 shares of Common Stock held directly and 15,000 shares of Common Stock issuable upon exercise of options held by Mr. Shanaman that are currently exercisable or will become exercisable within 60 days. Excludes 15,000 shares of Common Stock issuable upon exercise of options held by Mr. Shanaman that are not currently exercisable and will not become exercisable within 60 days.

COMPANY STOCK PRICE PERFORMANCE

         The following graph shows a comparison of the cumulative total shareholder return on ZEVEX's Common Stock over the past five fiscal years with the cumulative total return of the Russell 2000 Stock Index and a composite peer group index comprised of publicly traded companies, weighted by equity capitalization, selected by the Company for inclusion in the Company's proxy statement. The Company has selected the New Peer Group, in place of the Old Peer Group, as being more reflective of the Company's current business activities. ZEVEX's New Peer Group, consists of Misonix Inc., Utah Medical
Products, Inc., Iomed Inc., Sonic Innovation, Inc., Atrion Corporation, ICU Medical, Inc., and IFlow Corporation. Prior to 2004 the Company used a composite peer group index different than the one used for 2004. A comparison of the Old Peer Group is also provided. ZEVEX's Old Peer Group, consisted of Misonix Inc., Plexus Corporation, Utah Medical Products, Inc., Compex Technologies, Inc (formerly Rehabilicare, Inc.), Dynatronics Corporation, and Merit Medical Systems, Inc. The graph assumes $100 is invested in ZEVEX's Common Stock and in each of the two indices at the closing market quotation on December 31, 1998 and that dividends are reinvested.

[OBJECT OMITTED]

                                 1999       2000      2001       2002       2003      2004
                             --------- ---------- --------- ---------- ---------- ---------

Russell 2000                      100         96        97         76        110       129
Old Peer Group                    100         78       105         79        113        90
New Peer Group                    100        104       162        126        187       180
ZEVEX                             100         80        55         37         78        84


         The stock price performance graphs depicted above shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934.

                                OTHER INFORMATION

Certain Relationships and Related Transactions

         In the last fiscal year, there has not been nor is there currently proposed any transaction or series of similar transactions to which ZEVEX was or is to be a party in which the amount involved exceeds $60,000 and in which any director, executive officer, holder of more than 5% of our common stock or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest.

Section 16(a) Beneficial Reporting Compliance

         Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires our directors, executive officers, and 10% shareholders to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock. Based solely on a review of the copies of such reports furnished to us and written representations that no other reports were required, we believe that during 2004 all directors, executive officers, and 10% shareholders complied on a timely basis with all applicable filing requirements under Section 16(a) of the Exchange Act.

Shareholder Proposals

         We anticipate that the 2006 Annual Meeting of Shareholders ("2005 Annual Meeting") will be held in May 2006. In order for a shareholder's proposal to be considered for inclusion in our proxy materials for the 2004 Annual Meeting, the proposal must be received by our Secretary, Phillip L. McStotts, 4314 ZEVEX Park Lane, Salt Lake City, Utah 84123, no later than February 17, 2006, and must otherwise comply with the requirements of Securities and Exchange Commission Rule 14a-8.

         Proposals of shareholders submitted for consideration at the ZEVEX 2006 Annual Meeting (other than those submitted for inclusion in our proxy material pursuant to Rule 14a-8) must be delivered to our Secretary no later than 30 days prior to the date of the 2006 Annual meeting which is anticipated to be held in May 2006. If notice of a shareholder's proposal is not given by that date, our Proxy Holders may exercise discretionary voting authority to vote on any proposal when and if it is raised at the 2006 Annual Meeting.

Additional Information

         A copy of our Annual Report (in the form of our Form 10-K) accompanies this proxy statement. We will provide copies of the exhibits to the Form 10-K for a nominal fee upon request. We are subject to the informational requirements of Section 15(d) of the Securities Exchange Act of 1934, Commission File No. 001-12965, and in accordance therewith file reports on Forms 10-Q, 10-K, and 8-K with the Securities and Exchange Commission. Such reports and other information can be inspected, and copies can be obtained at the public reference facilities of the Commission at Room 1024, 450 Fifth Street, NW, Washington, D.C. 20549, at prescribed rates. Copies can also be obtained by searching the "EDGAR Archives" for our name on the Commission's web page at http://www.sec.gov.

By order of the Board of Directors,
David J. McNally
Chief Executive Officer

Appendix A
PROXY
ZEVEX INTERNATIONAL, INC.
4314 ZEVEX Park Lane, Salt Lake City, Utah 84123
Annual Meeting of Shareholders, May 18, 2005

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

         The undersigned shareholder of ZEVEX International, Inc., a Delaware corporation ("ZEVEX"), hereby appoints David J. McNally and Phillip L. McStotts as Proxy Holders, each with the power to appoint his substitute, and hereby authorizes them, or either of them, to represent and to vote, as designated below, all the shares of common stock of ZEVEX held of record by the undersigned on April 14, 2005 (the record date), at the Annual Meeting of Shareholders to be held on May 18, 2005 or at any continuation(s) or adjournment(s) thereof. The proposals listed below are made by the Board of Directors.

1.       ELECTION OF DIRECTORS

         [GRAPHIC OMITTED] FOR all nominees listed below   [GRAPHIC OMITTED]  WITHHOLD AUTHORITY
         (except as marked to the contrary below)           to vote for all nominees listed below

(To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below.)

         Phillip L. McStotts                David B. Kaysen                     Dan M. Robertson

2. PROPOSAL TO RATIFY APPOINTMENT OF ERNST & YOUNG LLP AS OUR INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2005

         [GRAPHIC OMITTED] FOR                       [GRAPHIC OMITTED] AGAINST                   [GRAPHIC OMITTED] ABSTAIN


3. IN THEIR DISCRETION, Proxy Holders are authorized to vote upon such other business as may properly come before the Annual Meeting.

         This Proxy, when properly executed, will be voted in the manner directed by the undersigned shareholder.

THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED AS FOLLOWS: (1) FOR THE ELECTION OF THE NOMINATED CLASS III DIRECTORS; (2) FOR THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND AS THE PROXY HOLDERS DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY COME BEFORE THE MEETING.

Please sign exactly as your name appears on the records of ZEVEX's transfer agent. When shares are held by joint tenants, both should sign. When signing as attorney, or as executor, administrator, trustee, or guardian, please give your full title as such. If a corporation, the President or other authorized officer must sign in the full corporate name. If a partnership, an authorized person must sign in the partnership name.

Please mark, sign, date, and return this Proxy promptly. By signing below, the undersigned also acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement, each dated April 18, 2005, accompanying this Proxy.


                                            Dated:  _____________________________________________

                                            --------------------------------------------
                                            Signature (if held by
                                            an individual)
                                            ---------------------      ------------------------------
                                            Print Name                 Name of Entity Shareholder (if
                                                                       not held by an individual)
                                            ---------------------      ------------------------------
                                            Signature (if held         Signature of Authorized Signer
                                            jointly)                   of Entity
                                            ---------------------      ------------------------------
                                            Print Name                 Title of Authorized Signer


RETURN PROXY TO:  ZEVEX International, Inc., 4314 ZEVEX Park Lane, Salt Lake
                  City, Utah 84123